UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Delaware Ave, Suite 210

Wilmington, DE 19801

(Address of principal executive offices, including zip code)

(307) 757-3650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 20, 2026, Brand Engagement Network, Inc. (the “Company”) finalized a strategic licensing and investment arrangement with Valio Technologies (Pty) Ltd (“Valio”) and a newly formed South Africa–based entity.

Valio Technologies is led by Lefentse Nokaneng, who also serves as General Manager: Research at Brand South Africa, South Africa’s official national branding agency.

Pursuant to the arrangement, the Company will receive a $2,050,000 preferred equity contribution, which will be recognized as intellectual property licensing revenue. The arrangement provides the Company with 25% common equity ownership in the newly formed entity and one board seat, as well as a 35% revenue share on software, SaaS, services, and subscription revenues. The agreement grants the entity an exclusive license to deploy the Company’s technology across government and private-sector markets in Africa on a perpetual basis, subject to customary rights of first refusal on any sale.

In connection with the Company’s expansion in Africa, the Company and Valio have entered into a memorandum of understanding with Nelson Mandela University for a governance- and institution-approved artificial intelligence pilot deployment designed to support student well-being. The memorandum of understanding is non-binding and does not create any material financial obligation for the Company.

The foregoing description of the arrangement does not purport to be complete and is qualified in its entirety by the terms of the definitive agreement.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Engagement Network Inc.

Date: January 21, 2026	By:	/s/ Tyler Luck
Tyler Luck
Chief Executive Officer